                                                                    EXHIBIT 10.7

                                   GUARANTY
                                   --------


     THIS GUARANTY ("Guaranty"), dated as of July 10, 1998, is executed by the
                     --------
undersigned guarantors (each a "Guarantor" and, collectively, the "Guarantors"),
                                ---------                          ----------
for the benefit of each of the banks or lending institutions (each, a "Bank"
                                                                       ----
and, collectively, the "Banks") which is or may from time to time become a
                        -----
signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof, and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), a national banking association ("Chase"), as agent for itself and each of the other Banks (Chase in
              -----
such capacity, together with its successors in such capacity, the "Agent").
                                                                   -----

     WHEREAS, Cellstar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, The First National Bank of Chicago and National City Bank (collectively, the "Co-Agents"), and the Agent are parties to that certain Credit Agreement
     ---------
dated as of October 15, 1997 (such Credit Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Credit
                                                                 ------
Agreement"); and
---------

     WHEREAS, the Credit Agreement requires each Guarantor to execute and deliver this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Agent, the Co-Agents and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

     1.   The term "Guaranteed Indebtedness", as used herein, means all of the
                    -----------------------
"Obligations", as defined in the Credit Agreement. The term "Guaranteed
                                                             ----------
Indebtedness" shall include any and all post-petition interest and expenses
------------
(including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent, any Co-Agent, any Bank or any other party, or which any Guarantor may have against Borrower, the Agent, any Co-Agent, any Bank or any other party, shall be available to, or shall be asserted by, any Guarantor against the Agent, any Co-Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

GUARANTY - Page 1
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     3.   The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Agent, any Co-Agent or any Bank by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent, the Co-Agents and the Banks hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Agent, any Co-Agent or any Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Agent, for the pro rata benefit of the Banks, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent, any Co-Agent or any Bank, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Agent, the Co-Agents and the Banks) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Agent.

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release

GUARANTY - Page 2
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of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent, any Co-Agent or any Bank to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent, any Co-Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(h) any payment by Borrower or any other party to the Agent, any Co-Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent, any Co-Agent or any Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent, any Co-Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Agent, the Co-Agents and the Banks that:

          (a) Each and every representation and warranty contained in the Credit Agreement is true and correct in all respects.

          (b) The value of the consideration received and to be received by such Guarantor as a result of Borrower, the Banks, the Co-Agents and the Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Credit Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly.

GUARANTY - Page 3
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          (c) Such Guarantor has, independently and without reliance upon the
     Agent, any Co-Agent or any Bank and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrower and the Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent, any Co-Agent or any Bank shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Agent, each Co-Agent and each Bank, including without limitation, property held in safekeeping. In addition to the Agent's, each Co-Agent's and each Bank's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to such Guarantor. The rights and remedies of the

GUARANTY - Page 4
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Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, each Co-Agent and each Bank may have.

     10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the pro rata benefit of the Banks, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent, for the pro rata benefit of the Banks, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Banks against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided, however, that so long as no Event of Default shall have
            --------  -------
occurred, Borrower shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, payments on account of Subordinated Indebtedness consisting of trade payables owing by Borrower to any Guarantor. Upon the request of the Agent, each Guarantor shall execute, deliver, and endorse to the Agent, for the pro rata benefit of the Banks, such documents and instruments as the Agent may request to perfect, preserve, and enforce the rights of the Agent and the Banks hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness,
                    -------------------------
liabilities, and obligations of Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against Borrower or any Subsidiary or exercise or enforce any other creditor's right it may have against Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of

GUARANTY - Page 5
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Borrower or any Subsidiary unless and until the Guaranteed Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower or any Subsidiary as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Banks, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent, the Co-Agents and the Banks may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11.  No Guarantor shall prepay any Debt, except the Guaranteed
Indebtedness.

     12. No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks. No failure on the part of the Agent, any Co-Agent or any Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Agent, any Co-Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Agent, the Co-Agents and the Banks and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

GUARANTY - Page 6
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     15.  Each Guarantor recognizes that the Agent, the Co-Agents and the Banks are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agent, the Co-Agents and the Banks in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. Guarantors jointly and severally agree to pay on demand all attorneys' fees and all other costs and expenses incurred by the Agent and each Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Agent, each Co-Agent and each Bank may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Agent, the Co-Agents and the Banks that such Guarantor has adequate means to obtain from the Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower and the Subsidiaries and that such Guarantor is not relying upon the Agent, any Co-Agent or any Bank to provide (and neither the Agent, any Co-Agent nor any Bank shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Agent.

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     23.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR
HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     EXECUTED as of the day and year first written above.

                                        GUARANTORS:
                                        ----------

                                        CELLSTAR TELECOM, INC.,
                                        a Delaware corporation


                                        By: /s/ MARK Q. HUGGINS
                                           -------------------------------------
                                           Mark Q. Huggins,
                                           Senior Vice President
                                           and Chief Financial Officer

                                        Address: 1730 Briercroft
                                                 Carrollton, Texas  75006
                                        Fax No.: (972) 466-0288
                                        Phone No.:  (972) 466-5000
                                        Attention:  General Counsel

                                        FLORIDA PROPERTIES, INC.,
                                        a Texas corporation


                                        By: /s/ MARK Q. HUGGINS
                                           -------------------------------------
                                           Mark Q. Huggins, Senior Vice
                                           President and Chief Financial Officer

GUARANTY - Page 8
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                                        Address: 1730 Briercroft
                                                 Carrollton, Texas   75006
                                        Fax No.:    (972) 466-0288
                                        Phone No.:  (972) 466-5000
                                        Attention:         General Counsel

                                        CELLSTAR GLOBAL SATELLITE SERVICE,
                                        LTD., a  Texas limited partnership

                                        By:  National Auto Center, Inc.,
                                             its general partner


                                             By: /s/ MARK Q. HUGGINS
                                                --------------------------------
                                                Mark Q. Huggins, Senior Vice
                                                President and Chief Financial
                                                Officer

                                        Address: 1730 Briercroft
                                                 Carrollton, Texas  75006
                                        Fax No.: (972) 466-0288
                                        Phone No.:  (972) 466-5000
                                        Attention:  General Counsel

GUARANTY - Page 9